Exhibit 99.1

NANO MOBILE HEALTHCARE, INC.
(Incorporated in Nevada with limited liability)

REPORT AND FINANCIAL STATEMETNS

FOR THE YEAR ENDED DECEMBER 31, 2025

INDEX TO THE FINANCIAL STATEMENTS

TABLE OF CONTENT

AOGB

Report of Independent Registered Public Accounting Firm

To: The Board of Directors and Stockholders of
Nano Mobile Healthcare Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Nano Mobile Healthcare, Inc. (the "Company") as of December 31, 2025 and 2024, and the related statements of operations and comprehensive loss, stockholders' deficit and cash flows for each of the years in the two-year period ended December 31, 2025, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Substantial doubt about the Company's ability to continue as a going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's continuing operating losses and cash outflows from operating activities and net current liabilities and net liabilities financial position, and needs to raise additional funds to meet its obligations, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3 of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ AOGB CPA Limited

Hong Kong, Hong Kong
October 20, 2026

We have served as the Company's auditor since 2026.

AOGB CPA Limited, Suite 2501-03, Tesbury Centre, 28 Queen's Road East, Admiralty, Hong Kong
Tel: 2152-2238, Website: *www.aogb.com*

NANO MOBILE HEALTHCARE, INC.

BALANCE SHEETS

(Amounts in U.S. dollars, except for number of shares)

	As of			
	December 31, 2025		December 31, 2024	
ASSET				
Current asset				
Cash and cash equivalents	$	2,210	$	2,050
Total current asset		**2,210**		**2,050**
TOTAL ASSET	$	**2,210**	$	**2,050**
LIABILITY AND STOCKHOLDERS' EQUITY				
Current liability				
Borrowings	$	4,203	$	-
Total current liability		**4,203**		-
Non-current liability				
Convertible note		49,698		49,698
Total non-current liability		49,698		49,698
TOTAL LIABILITIES	$	**53,901**	$	**49,698**
Commitments and contingencies (Note 8)				
Stockholders' deficit				
Common Stock, $0.0001 par value, 4,000,000,000 shares authorized, 3,273,765,298 and 3,273,765,298 shares issued and outstanding as of December 31, 2025 and 2024	$	327,377	$	32,738
Preferred Stock, $0.001 par value:				
Series A Convertible Preferred Stock, 2,347,337 shares designated; 2,347,337 shares issued and outstanding as of December 31, 2025 and 2024		2,347		2,347
Series B Convertible Preferred Stock, 2,535 shares designated; 2,535 shares issued and outstanding as of December 31, 2025 and 2024		3		3
Series C Convertible Preferred Stock, 2,000,000 shares designated; 50,365 shares issued and outstanding as of December 31, 2025 and 2024		50		50
Series D Convertible Preferred Stock, 1,000,000 shares designated; 35,739 shares issued and outstanding as of December 31, 2025 and 2024		36		36
Special 2021 Series A Preferred Stock, 50,000,000 shares designated; 50,000,0000 shares issued and outstanding as of December 31, 2025 and 2024		50,000		50,000
Additional paid-in capital		11,651,483		11,946,122
Accumulated deficit		(12,082,987)		(12,078,944)
Total stockholders' deficit		**(51,691)**		**(47,648)**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	**2,210**	$	**2,050**

The accompanying notes are an integral part of the financial statements.

NANO MOBILE HEALTHCARE, INC.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Amounts in U.S. dollars, except for number of shares and per share amount)

	For the years ended December 31, 2025	For the years ended December 31, 2024
Revenue	$ —	$ —
Operating expense		
General and administrative expense	(4,043)	(6,803)
Total operating expense	**(4,043)**	**(6,803)**
Loss before income tax expense	**(4,043)**	**(6,803)**
Income tax expense	—	—
Net loss and other comprehensive expense	**$ (4,043)**	**$ (6,803)**
Loss per share attributable to common stockholders (in US$ cents)		
Basic and diluted	**(0.0001)**	**(0.0002)**
Weighted average number of common stocks outstanding		
Basic and diluted	**3,273,765,298**	**3,273,765,298**

The accompanying notes are an integral part of the financial statements.

NANO MOBILE HEALTHCARE, INC.
STATEMENTS OF STOCKHOLDERS' DEFICIT
(Amounts in U.S. dollars, except for number of shares)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock		Series D Convertible Preferred Stock		Special 2021 Series A Preferred Stock		Common Stock				
	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	Additional paid-in capital	Accumulated losses	Total stockholders' deficit
Balance, January 1, 2024	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 32,738	$ 11,946,122	$ (12,072,141)	$ (40,845)
Net loss	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,803)	(6,803)
Balance, December 31, 2024	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 32,738	$ 11,946,122	$ (12,078,944)	$ (47,648)
Increment of par value to $0.0001	—	—	—	—	—	—	—	—	—	—	—	294,639	(294,639)	—	—
Net loss	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,043)	(4,043)
Balance, December 31, 2025	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 327,377	$ 11,651,483	$ (12,082,987)	$ (51,691)

The accompanying notes are an integral part of the financial statements.

NANO MOBILE HEALTHCARE, INC.
STATEMENTS OF CASH FLOWS
(Amounts in U.S. dollars)

	For the years ended	
	December 31, 2025	December 31, 2024
Cash flows from operating activities		
Net loss and net cash used in operating activities	$ (4,043)	$ (6,803)
Cash flow from financing activity		
Proceeds from borrowings	4,203	6,603
Cash provided by financing activity	$ 4,203	$ 6,603
Net change in cash and cash equivalents	160	(200)
Cash and cash equivalents at the beginning of the year	2,050	2,250
Cash and cash equivalents at the end of the year	$ 2,210	$ 2,050
Supplemental cash flow information:		
Cash received for interest	$ —	$ —
Cash paid for interest	$ —	$ —
Cash paid for income taxes	$ —	$ —
Supplemental schedule of non-cash investing and financing activities:		
of borrowings to convertible note (Note 5)	$ —	$ 49,698

The accompanying notes are an integral part of these financial statements.

NANO MOBILE HEALTHCARE, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS BACKGROUND

Organization

Nano Mobile Healthcare, Inc. (the "Company"), formerly known as Vantage Healthcare, Inc., was originally incorporated in Nevada on April 21, 2010. On January 9, 2015, the Company changed its state of incorporation from Nevada to Delaware. The Company's registered and principal office is located at Room 306, 3/F., Kwong Kin Trade Centre, No.5 Kin Fat Street, Tuen Mun, Hong Kong. It is a holding company with no business operation as of December 31, 2025 and 2024.

Effective as of February 20, 2014, the majority shareholder of the Company sublicensed to the Company rights acquired under a license agreement with the National Aeronautics and Space Administration ("NASA") to certain inventions and patent rights owned by NASA relating to chemical sensing nanotechnology, for use within the United States and its territories. As a result of the sublicense, the Company was a mobile health technology company that developed personalized and point-of-case screening using applications based upon chemical sensing methods.

As of the date of the financial statements, the Company has no revenue generated by its operations. The Company is funding its operational expenses from financing activities. The Company's management is planning, and has taken serious steps, to maintain a positive working capital for the Company, by adding new investors into the business.

Basis of presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and pursuant to the rules and regulations of the Securities Exchange Commission ("SEC").

Use of estimates and assumptions

The preparation of financial statements in conformity with U.S. GAAP requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates and judgments are based on historical information, information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates, and as such, differences could be material to the financial statements.

Functional currency and foreign currency translation and transaction

The functional currency of the Company is United States Dollars ("US$" or "$") and the financial statements are reported using the US$. Foreign currency transaction gains and losses are recognized upon settlement of foreign currency transactions. In addition, for unsettled foreign currency transactions, foreign currency transaction gains and losses are recognized for changes between the transaction exchange rates and month-end exchange rates. Foreign currency transaction gains and losses are included in operating expenses, in the accompanying statements of operations and comprehensive loss in the period incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fair Value Measurements

The fair value of a financial instrument is defined as the exchange price that would be received from an asset or paid to transfer a liability (as exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date.

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 — Quoted prices in active markets for identical assets and liabilities.

Level 2 — Quoted prices in active markets for similar assets and liabilities, or other inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Financial instruments consist primarily of cash and cash equivalents, borrowings and convertible note. The carrying amounts of cash and cash equivalents and short-term borrowings approximate their fair values due to their short-term maturities. The convertible notes are non-interest-bearing, have a contractual maturity of three years and are convertible into a fixed number of ordinary shares at a fixed conversion price. The convertible notes were initially recognized at the cash proceeds received and are subsequently measured at amortized cost in accordance with ASC 470, Debt.

The Company had no transfers between levels during any of the periods presented.

Cash and cash equivalents

Cash and cash equivalents include cash on hand.

Borrowings

Borrowings primarily include borrowings from a third party. Bank borrowings are initially recognized at fair value and subsequent measured at amortized cost.

Convertible note

The Company evaluates the terms of its convertible notes to determine the appropriate accounting treatment in accordance with applicable U.S. GAAP, including ASC 470, Debt, and ASC 815, Derivatives and Hedging. The Company's convertible notes contain a fixed conversion price and are convertible into a fixed number of shares of the Company's common stock. The conversion feature does not contain any variable settlement provisions, down-round features, cash settlement alternatives, or other provisions that would require separate accounting as a derivative instrument.

Accordingly, the convertible notes are accounted for as a single liability instrument and are recorded at amortized cost.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income taxes

The Company accounts for income taxes pursuant to ASC Topic 740, Income Taxes ("ASC 740"). Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. ASC 740 also requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and the expected future tax benefit to be derived from tax losses and tax benefit carry-forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets, including those related to the U.S. net operating loss carry-forwards, is dependent upon future earnings, if any, of which the timing and amount are uncertain.

The Company adopted ASC 740-10-05, Income Tax, which provides guidance for recognizing and measuring uncertain tax positions, and prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions.

The Company's policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income taxes.

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, such as government investigations and tax matters. The Company recognizes a liability for such contingency if it determines it is probable that a loss has occurred, and a reasonable estimate of the loss can be made. The Company may consider many factors in making these assessments including historical and the specific facts and circumstances of each matter.

Related parties

The Company adopted ASC Topic 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Preferred Stock

The Company accounts for preferred stock in accordance with ASC 480, Distinguishing Liabilities from Equity. Preferred shares are classified as equity when the shares are not mandatorily redeemable and do not contain obligations requiring the Company to transfer cash or other assets.

Preferred stock is recorded at its issuance-date proceeds or fair value, with the par value recognized in preferred stock and any excess of proceeds over par value recognized in additional paid-in capital.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Loss per share

The Company computes earnings per share ("EPS") in accordance with ASC Topic 260, Earnings per Share ("ASC 260"). ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary share outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The Company applies the two-class method to compute basic and diluted net loss per share attributable to common stockholders when it has issued shares that meet the definition of participating securities. The two-class method determines net loss per share for each class of common and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings.

Basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted net loss attributable to common stockholders is computed by adjusting net loss per share attributable to common stockholders to reallocate undistributed earnings based on the potential impact of dilutive securities. Diluted net loss per share attributable to common stockholders is computed by dividing the diluted net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period, including potential dilutive common shares. During the years ended December 31, 2025 and 2024, the Company has generated a net loss and therefore the basic and diluted net loss per share attributable to common stockholders are the same as the inclusion of the potentially dilutive securities is anti-dilutive.

The change in par value in 2025 from $0.00001 to $0.0001 per share did not change the number of shares outstanding and was not treated as a stock split. Weighted-average shares were not retroactively adjusted for the par-value amendment.

Segment information

ASC Topic 280, Segment Reporting, establishes standards for reporting information about operating segments on a basis consistent with the Company's internal organizational structure as well as information about geographical areas, business segments and major customers in the financial statements for details on the Company's business segments. The Company applies the management approach in identifying reportable operating segments. Under this approach, the Company's Chief Operating Decision Maker ("CODM"), identified as the chief executive officer ("CEO"), reviews management accounts on a monthly basis to manage the business and ensure compliance with financial and regulatory requirements. Management, including the CODM, reviews revenue by service line for internal management purposes; this information is discrete financial information at a lower level is not used by the CODM to evaluate operating results or allocate resources. The Company is a holding company with no business operation as of December 31, 2025 and 2024. The Company does not establish or monitor budgets or targets by service line for performance assessment. Based on management's assessment, the Company has determined that it has only one operating segment as defined by ASC 280.

The amounts of segment profit or loss and segment assets are the same as those presented in the statements of operations and comprehensive income and balance sheets, and therefore no separate table or reconciliation is disclosed.

All assets of the Company are located in the United States and no revenue is generated during the years ended December 31, 2025 and 2024.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recently adopted accounting pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures. This ASU updates reportable segment disclosure requirements by requiring disclosures of significant reportable segment expenses that are regularly provided to the CODM and included within each reported measure of a segment's profit or loss. This ASU also requires disclosure of the title and position of the individual identified as the CODM and an explanation of how the CODM uses the reported measures of a segment's profit or loss in assessing segment performance and deciding how to allocate resources. The guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. This new ASU addresses only disclosures, but did not have any material effects on the Company's financial condition, results of operations or cash flows. Management considers that this guidance does not have a material impact to the disclosure of the Company's financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company adopted ASU 2023-09 for the year ended December 31, 2025. See Note 5 for additional information.

Recently issued accounting pronouncements not yet adopted

In November 2024, the FASB issued ASU no. 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosure (Subtopic 220-40). The amendments in this update enhance disclosures about a public business entity's expense and provide more detailed information about the types of expenses included in certain notes in the financial statements. ASU no. 2024-03 is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The amendments may be applied prospectively to reporting periods after the effective date or retrospectively to all periods presented in the financial statements. The Company's management is currently evaluating any new disclosures that may be required upon adoption of ASU 2024-03.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the balance sheets, statements of operations and comprehensive loss and statements of cash flows.

3. LIQUIDITY AND GOING CONCERN

For the year ended December 31, 2025, the Company had a net current liability and net liability of $1,993 and $51,691, respectively, loss before income taxes of $4,043 and cash outflow for operating activities of $4,043. As of the date of these financial statements, there still exists substantial doubt that the Company will continue as a going concern.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In assessing the Company's liquidity, the Company monitors and evaluates its cash and cash equivalent and its operating and capital expenditure commitments. The Company's liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations.

The Company has not generated any revenue from its operations and is currently funding its operating expenses through financing activities. Management is actively pursuing additional financing and has taken steps to attract new investors in order to maintain adequate working capital and support the Company's ongoing operations. However, there can be no assurance that the Company will be successful in obtaining additional financing or that such financing will be available on commercially reasonable terms, or at all. The Company's ability to continue as a going concern is dependent upon its ability to raise additional capital and generate future profitable operations. There are a number of factors that could potentially arise that could undermine the Company's plans such as (i) government policies, and (ii) economic conditions in the United States and worldwide. The Company's inability to secure needed financing when required may require material changes to the Company's business plan and could have a material impact on the Company's financial conditions and result of operations.

4. BORROWINGS

	As of	
	December 31, 2025	December 31, 2024
Borrowings from a third party	$ 4,203	$ -

On August 31, 2021, the Company entered into a revolving line of credit agreement with Alpharidge Capital LLC ("Alpharidge"), of which Frank Igwealor, the sole director and CEO of the Company at that time, was the managing member of Alpharidge. Pursuant to the agreement, Alpharidge agreed to make advances to the Company of up to $100,000 upon the Company's request. The agreement provided that, on December 31 of each calendar year during which any advance remained outstanding, or, if earlier, upon termination of the agreement, at the request of Alpharidge, the entire outstanding balance, together with any accrued and unpaid interest, would be aggregated and memorialized into a single convertible promissory note.

For the years ended December 31, 2025 and 2024, Alpharidge agreed not to charge interest on the borrowings.

On December 31, 2024, the aggregated outstanding balance of $49,698 was memorialized into convertible note. See Note 5 for additional information.

During the year ended December 31, 2025, the Company received additional proceeds of borrowings of $4,203 from Alpharidge, which were classified as a financing activity in the statement of cash flows.

5. CONVERTIBLE NOTE

	As of	
	December 31, 2025	December 31, 2024
Convertible note	$ 49,698	$ 49,698

On August 31, 2021, the Company entered into a revolving line of credit agreement with Alpharidge Capital LLC ("Alpharidge"), of which Frank Igwealor, the sole director and CEO of the Company at that time, was the managing member of Alpharidge. Pursuant to the agreement, Alpharidge agreed to make advances to the Company of up to $100,000 upon the Company's request. The agreement provided that, on December 31 of each calendar year during which any advance remained outstanding, or, if earlier, upon termination of the agreement, at the request of Alpharidge, the entire outstanding balance, together with any accrued and unpaid interest, would be aggregated and memorialized into a single convertible promissory note. For the years ended December 31, 2025 and 2024, Alpharidge agreed not to charge interest on the borrowings.

On December 31, 2024, the outstanding borrowings of $49,698 was memorialized into convertible note, which represented a non-cash transaction. The convertible note ("Note") has an aggregate principal amount of $49,698, matures 36 months from the memorialization date (the "Maturity Date"), and bears interest at 0% per annum. The Note is convertible into the Company's common stocks at a fixed conversion price of $0.0004 per share. On the Maturity Date, the holder of the Note has the right to convert the entire outstanding balance of the Note into shares of the Company's common stock at a fixed conversion price of $0.0004 per share.

As of December 31, 2025 and 2024, no conversion of the Note into the Company's common stock recorded.

Subsequent to December 31, 2025, the noteholder of the Note assigned its rights and interests in the outstanding convertible indebtedness to a new lender. See Note 11, Subsequent Event.

6. INCOME TAXES

United States

The Company is subject to U.S. federal corporate income tax at a statutory rate of 21%. The Company may also be subject to state and local income taxes depending on the jurisdictions in which it operates.

No provision for income taxes was recognized for the years ended December 31, 2025 and 2024 because the Company incurred losses and did not generate taxable income during the periods.

The reconciliation between the U.S. federal statutory income tax rate and the Company's effective income tax rate is as follows:

	For the years ended			
	December 31, 2025	%	December 31, 2024	%
Loss before income taxes	$ (4,043)		$ (6,803)	
Expected income tax benefit at the U.S. federal statutory rate	(849)	21	(1,429)	21
Tax effect of non-deductible expenses	849	(21)	1,429	(21)
Income tax expense	$ —	—	$ —	—

7. RELATED PARTY TRANSACTIONS AND BALANCES

Related party transaction

No directors' remuneration paid to the directors of the Company during the years ended December 31, 2025 and 2024.

8. COMMITMENTS AND CONTINGENCIES

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on the Company's business, financial condition, operating results or cash flows.

The Company had no material commitments, contingent liabilities, or guarantees as of December 31, 2025 and 2024 and for the years ended December 31, 2025 and 2024, respectively.

9. RISKS AND UNCERTAINTIES

Liquidity risk

The Company is exposed to significant liquidity risk because it has limited cash, has not generated revenue from its planned operations and depends on external financing to meet its obligations as they become due.

As of December 31, 2025, the Company had cash on hand of $2,210 and current liabilities of $4,203, resulting in a working capital deficit of $1,993. The Company's ability to meet its obligations and continue its planned operations depends on obtaining additional borrowings, shareholder advances or equity financing. There can be no assurance that such financing will be available on acceptable terms. See Note 3 for additional information.

10. STOCKHOLDERS' EQUITY

The Company's Certificate of Amendment of Certificate of Incorporation (the "Certificate"), filed with the Secretary of State of the State of Delaware on January 5, 2025, authorizes two classes of stock.

Common stock

On January 24, 2024, the Company filed a certificate of amendment through which the authorized shares decrease from 4,000,000,000 to 8,000,000,000.

On January 5, 2025, the Company filed another certificate of amendment through which the authorized shares decrease 8,000,000,000 to 4,000,000,000 and the par value has been changed from $0.00001 to $0.0001.

Prior to January 5, 2025, the par value of Common Stock was $0.00001 per share. The increment in par value resulted in reclassification between the accounts of share capital of common stock and additional paid-in capital and had no effect on total stockholders' equity. Shares issued prior to the filing continue to be reflected at the par value in effect on the date of issuance.

As of the date of Certificate and December 31, 2025, the Company is authorized to issue 4,000,000,000 shares of common stock with a par value of $0.0001 per share.

10. STOCKHOLDERS' EQUITY (cont.)

Common stock (cont.)

As of December 31, 2020, the Company had 2,938,765,298 shares of common stock issued and outstanding, with an aggregate par value of $2,938,765. During 2021, the Company issued 335,000,000 shares of common stock with an aggregate par value of $335,000. The corresponding amount was transferred from additional paid-in capital to common stock, and therefore the issuance did not change the Company's total contributed capital. Following the issuance, the Company had 3,273,765,298 shares of common stock issued and outstanding, with an aggregate par value of $3,273,765. There were no subsequent issuances, cancellations or repurchases of common stock from January 1, 2022 through December 31, 2025. Accordingly, as of December 31, 2025 and 2024, the Company had 3,273,765,298 shares of common stock issued and outstanding, and the amount recognized as common stock was $3,273,765 as of both reporting dates.

Preferred stock

The Company is authorized to issue 100,000,000 shares of preferred stock with a par value of $0.001 per share.

Series A Convertible Preferred Stock

As of December 31, 2025 and 2024, the Company had 2,347,337 and 2,347,337 Series A Convertible Preferred Stock issued and outstanding, with an aggregate par value of $2,347 and $2,347, respectively.

Each share of the Series A Convertible Preferred Stock shall be convertible into five (5) shares of Common Stock without the payment of additional consideration by the holder thereof, subject to certain terms, conditions and adjustments as described in the Certificate of Designation. The holders of Series A Convertible Preferred Stock shall be entitled to receive any dividends before the holders of the Common Stock, in an amount at least equal to the product of (x) the dividend payable on each share of Common Stock and (y) the number of shares of Common Stock issuable upon conversion of a share of Series A Convertible Preferred, in each case calculated on the record date for determination of holders entitled to receive such dividend. Each holder of outstanding Series A Convertible Preferred shall be entitled to vote with the holders of the Common Stock, as a single class, on all matters presented to the holders of Common Stock an as-converted basis calculated as of the record date for such vote. The Series A Preferred Stock has no liquidation preference over the Common Stock upon liquidation, dissolution or winding up of the Company and does not carry a fixed or cumulative dividend.

Series B, Series C and Series D Convertible Preferred Stock

As of December 31, 2025 and 2024, the Company had 2,535, 50,365 and 35,739 shares of Series B, Series C and Series D Convertible Preferred Stock issued and outstanding, respectively, with corresponding aggregate par values of $3, $50 and $36 at each reporting date.

Each share of the Series B, Series C and Series D Convertible Preferred Stock shall be convertible at the option of the holders into approximately 20,000 shares of Common Stock and entitled to vote together with the Common Stock as a single class on an as-converted basis.

10. STOCKHOLDERS' EQUITY (cont.)

Preferred stock (cont.)

Special 2021 Series A Preferred Stock

As of December 31, 2025 and 2024, the Company had 50,000,000 and 50,000,000 shares of Special 2021 Series A Preferred Stock issued and outstanding, respectively, with an aggregate par value of $50,000 and $50,000 at each reporting date.

The Special 2021 Series A Preferred Stock is not convertible and holders of the Special 2021 Series A Preferred Stock vote together with the holders of Common Stock and all other voting classes and series of capital stock entitled to vote, as a single class, on all matters submitted to the stockholders for a vote or written consent. On each of such matter, the outstanding shares of Special 2021 Series A Preferred Stock shall collectively be entitled to a number of votes equal to 85% of the total votes of all outstanding shares of capital stock of the Company entitled to vote (including the Special 2021 Series A Preferred Stock). Accordingly, the aggregate number of votes of the Special 2021 Series A Preferred Stock shall equal the product of (x) the total number of votes entitled to be cast by all other outstanding shares of voting capital stock as of the record date, multiplied by (y) 85/15 and each share of Special 2021 Series A Preferred Stock shall be entitled to its pro rata portion of such aggregate votes, rounded down to the nearest whole vote. Upon liquidation, dissolution or winding up of the Company, holders of Special 2021 Series A Preferred Stock are entitled to receive, after payment in full of amounts due to holders of any senior-ranking series of Preferred Stock and before any distribution to holders of Common Stock, an amount per share equal to the par value of the Super-Voting Preferred Stock. Holders are not entitled to participate further in any remaining distributions. Holders of Special 2021 Series A Preferred Stock participate in dividends declared and paid on the Common Stock on a pro rata basis.

There were no issuances, conversions, redemptions, repurchases or cancellations of preferred stock during the years ended December 31, 2025 and 2024.

The rights, preferences, privileges and voting powers of the Company's common and preferred stock are governed by the Company's certificate of incorporation, as amended, and the applicable certificate of designation.

Additional paid-in capital

As of December 31, 2025 and 2024, additional paid-in capital was $8,705,095 and $8,705,095, respectively.

11. SUBSEQUENT EVENT

The Company evaluated all events and transactions that occurred after December 31, 2025 up through October 20, 2026, which is the date of these financial statements are available to be issued. Except as disclosed below, there was no other subsequent event occurred that would required recognition or disclosure in the Company's financial statements.

On January 12, 2026, Alpharidge, the original convertible note holder, assigned all of its right, title, and interest in a debt obligation of the Company with an outstanding principal balance of $49,698 to Gysomchy Specialty Services, Inc. ("GSS"), an independent third party, pursuant to a purchase and assignment of debt agreement. Accordingly, on January 15, 2026, the Company cancelled the convertible note held by Alpharidge and issued a new convertible note in the principal amount of $19,698 to GSS. The new convertible note bears interest of 0% per annum and matures 72 months from its issuance date.

On May 24, 2026, GSS assigned all of its right, title, and interest in a debt obligation of the Company with an outstanding principal balance of $49,698 to ITG Limited ("ITG"), an independent third party, pursuant to a purchase and assignment of debt agreement. Accordingly, on September 14, 2026, the Company cancelled the convertible note held by GSS and issued 0% convertible note amounting $49,698 to ITG.to GSS. The new convertible note bears interest of 0% per annum and matures 72 months from its issuance date.

On March 31, 2026, Opportunity Zones Capital LLC, the Company's controlling shareholder, entered into a securities purchase agreement with Mr. Cheng Chung Sing for the sale of 50,000,000 shares of the Company's Special 2021 Series A Preferred Stock, representing the Company's controlling shareholding interest. The transaction was completed on July 29, 2026.

On July 24, 2026, the Company entered into a share exchange and acquisition agreement with Neptune Engineering (Marine) Limited, a private company incorporated in Hong Kong, and the shareholders of Neptune. Pursuant to the agreement, and subject to the satisfaction or waiver of the applicable closing conditions, the Company will acquire all 10,000 issued and outstanding ordinary shares of Neptune in exchange for an aggregate of 20,000,000 post-restructuring shares of the Company's common stock to be issued to Neptune's shareholders and their respective designees. No cash, notes, assumption of indebtedness or other consideration will be payable for the Neptune shares.

Upon completion of the transaction, Neptune will become a wholly owned subsidiary of the Company. The 20,000,000 consideration shares represent a fixed number of shares rather than a fixed monetary value and will be issued as restricted securities. As of the date these financial statements were available to be issued, the transaction had not been completed and no consideration shares had been issued. Accordingly, the transaction had no effect on the Company's financial position or results of operations as of and for the year ended December 31, 2025.